SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

     FORM 8-K

     CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

Intermagnetics General Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-11344	14-1537454

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Old Niskayuna Road, Latham, New York	12110

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(518) 782-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events.

     In connection with a change in plan administrators of the Intermagnetics General Corporation 401(k) Retirement Savings Plan (the “401(k) Plan”), the Company notified its directors and officers that a blackout period with respect to the 401(k) Plan would be in effect beginning January 25, 2005 for a period expected to end during the week of February 20, 2005.  On February 15, 2005, the Company received notice from its new plan administrator that the conversion of the 401(k) Plan was complete. Accordingly, the blackout period ended effective February 15, 2005, and the Company’s directors and executive officers were so notified.

     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermagnetics General Corporation

	By:	/s/ Michael K. Burke

Michael K. Burke
Executive Vice President
and Chief Financial Officer

Dated: February 16, 2005